SECOND AMENDMENT TO LEASE
RENEWAL

I. PARTIES

THIS AMENDMENT, dated _May 13, 2009_ for reference purposes only, is by and between Menlo Business Park Associates, LLC (the "Lessor") and _Miktam Technologies Inc. (the "Lessee"). For the Premises located at _2362 Qume Drive_ _Suite B_, _San Jose_, _California_, _95131_.

II. RECITALS

2.01 Lessor and Lessee, being parties to the Lease, hereby express their mutual desire and intent to extend the terms of the Lease and amend by this writing those terms, covenants and conditions contained in "1.3 Term", "1.5 Base Rent", as hereinafter provided.

III. AMENDMENTS

3.01 "1.3 Term" shall hereafter additionally provide as follows:

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The term of this Lease shall be extended for 2 years and 4 months (29 months) commencing on June 1, 2009 and ending September 30, 2011.

3.02 "1.5 Base Rent" shall hereafter additionally provide as follows:

$2,036.00 per month, payable on the first day of each month, commencing May 1, 2009 and ending September 30, 2009.

$2,179.00 per month, payable on the first day of each month, commencing October 1, 2009 and ending March 31, 2010.

$2,299.00 per month, payable on the first day of each month, commencing April 1, 2010 and ending September 30, 2010.

$2,395.00 per month, payable on the first day of each month, commencing October 1, 2010 and ending March 31, 2011.

$2,491.00 per month, payable on the first day of each month, commencing April 1, 2011 and ending September 30, 2011.

IV. INCORPORATION

4.01 Except as modified herein, all other terms and conditions of the Lease between the parties above described, as attached hereto, shall continue in full force and effect.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the day and year written below.

By LESSOR:	By LESSEE:
Menlo Business Park Associates, LLC	Miktam Technologies Inc.
By: [signature]	By: [signature]
Name Printed: Marc Barkdull	Name Printed: Tom Chao
Title: Vice President of P.J. and Joanne Livingston Legacy Company, Manager	Title: CEO
Date	Date: 05/15/09
By:	By:
Name Printed:	Name Printed:
Title:	Title:
Date	Date

Lessor Initials

Lessee Initials